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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 15, 2013, in the Registration Statement (Form S-1) and related Prospectus of Control4 Corporation for the registration of shares of its common stock.

/s/ ERNST & YOUNG LLP

Salt Lake City, Utah
July 1, 2013

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM